--------------------------------------------------------------------------------
                      OFFICE OF THE UNITED STATES TRUSTEE
--------------------------------------------------------------------------------
IN RE:                             )       DEBTOR IN POSSESSION OPERATING REPORT
                                   )
     BUSINESS INSURANCE GROUP      )   REPORT NUMBER 3               Page 1 of 3
                                   )              FOR THE PERIOD FROM: 01-Jun-00
                            DEBTOR )                               TO: 30-Jun-00
___________________________________)   _________________________________________
                                   )
CHAPTER 11 CASE NO. SV00-14101-GM  )
___________________________________)

1. Profit and Loss Statement                                      Please see Attached Schedule A

A. Related to Business Operations:
     Gross Sales                                               _____________
     Less Sales Returns and Discounts                          _____________
        Net Sales                                                           ____________
     Less: Cost of Goods Sold
        Beginning Inventory at Cost                            _____________
        Add: Purchases                                         _____________
        Less: Ending Inventory at Cost                         _____________
           Cost of Goods Sold                                               _____________
     Gross Profit                                                                        ____________

     Other Operating Revenue (Specify)                                                   ____________

Less: Operating Expenses
     Officer Compensation                                      _____________
     Salaries & Wages - Other Employees                        _____________
        Total Salaries & Wages                                              _____________
        Employee Benefits                                                   _____________
     Payroll Taxes                                             _____________
     Real Estate Taxes                                         _____________
     Federal and State Income Taxes                            _____________
        Total Taxes                                                         _____________
     Rent and Lease Exp. (Real and Personal Property)          _____________
     Interest Expense (Mortgage, Loan, etc.)                   _____________
     Insurance                                                 _____________
     Automobile Expense                                        _____________
     Utilities (Gas, Electric, Water, Telephone, etc.)         _____________
     Depreciation and Amortization                             _____________
     Repairs and Maintenance                                   _____________
     Advertising                                               _____________
     Supplies, Office Expenses, Photocopiers, etc.             _____________
     Bad Debts                                                 _____________
     Miscellaneous Operating Expenses (Specify)                _____________
        Total Operating Expenses                                            _____________

     Net Gain/(Loss) from Business Operations                                            ____________

B. Not Related to Business Operations                                                    ____________
     Income:
        Interest Income                                                     _____________
        Other Non-Operating Revenues (Specify)                              _____________
        Gross Proceeds on Sale of Assets                       _____________
        Less: Original Cost of Assets plus Expenses of Sale    _____________
           Net Gain/(Loss) on Sale of Assets                                _____________
        Total Non-Operating Income                                                       ____________
     Expenses Not Related to Business Operations:
        Legal and Professional Fees                                         _____________
        Other Non-Operating Revenues (Specify)                              _____________
           Total Non-Operating Expenses                                                  ____________

     NET INCOME/(LOSS) FOR PERIOD                                                        ============

--------------------------------------------------------------------------------
Revised April 1989              OPERATING REPORT                           UST-4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DEBTOR IN POSSESSION OPERATING REPORT NO.2
--------------------------------------------------------------------------------
                                                                     Page 2 of 3

2. Aging of Accounts Payable and Receivable (exclude pre-petition debt from accounts payable):

                                       -----------------------------------------
                                        Accounts Payable    Accounts Receivable
                                       -----------------------------------------
Current         Under 30 days                    $0                          $0
Overdue         31-60 days                       $0                          $0
Overdue         61-90 days                  PLEASE SEE ATTACHED SCHEDULE B
Overdue         91-120 days                      $0                          $0
Overdue         121+ days                        $0                          $0
Total                                            $0                          $0
                                       -----------------------------------------

3.    Statement of Status of Payments to Secured Creditors and Lessors:

----------------------------------------------------------------------------------------------------
                                                                                   Post-Petition
                       Frequency of                                              Payments Not Made
                       Payments per       Amount of                             --------------------
Creditor/Lessor       Lease/Contract     Each Payment     Next Payment Due       Number      Amount
----------------------------------------------------------------------------------------------------

                 SEE ATTACHED SCHEDULE C

----------------------------------------------------------------------------------------------------

* The Debtor acknowledges the possibility of additional leases and is currently researching its records. Any new identified lessors will be included in future reports.

4.    Tax Liability:

                    Gross Payroll Expense For Period                          $0
                    Gross Sales for Period Subject to Sales tax               $0

                                         -----------------------------------------------------------
                                                                             Post Petition Taxes
                                             Date Paid      Amount Paid *         Still Owing
                                         -----------------------------------------------------------
Federal Payroll and Withholding Taxes            N/A               $0              N/A
State Payroll and Withholding Taxes              N/A               $0              N/A
State Sales and Use Tax                          N/A               $0              N/A
Real Property Taxes                              N/A               $0              N/A
                                         -----------------------------------------------------------

                  * Attach photocopies of depository receipts from taxing authority or financial institution to verify that such deposits or payments have been made.

5.    Insurance Coverage

                                         -----------------------------------------------------------
                                             Carrier/        Amount of      Policy      Premium Paid
                                              Agent          Coverage     Exp. Date      Thru Date
                                         -----------------------------------------------------------
Worker's Compensation                     See Schedule D
Liability                                 See Schedule E
Fire and Extended Coverage                See Schedule E
Property                                  See Schedule E
Theft                                     See Schedule E
Life (Beneficiary:_________________)      See Schedule E
Vehicle                                   See Schedule E
Other                                     See Schedule E
                                         -----------------------------------------------------------

--------------------------------------------------------------------------------
                  DEBTOR IN POSSESSION OPERATING REPORT NO. 3
--------------------------------------------------------------------------------

6.    Questions:

      A. Has the Debtor provided to any officers, directors, shareholders, or other principals compensation without the approval of the Office of the United States Trustee?

            ______: Yes Explain: ______________________________________
            ___X__: No

      B. Has the Debtor, subsequent to the filing of the petition made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?

            ______: Yes Explain: ______________________________________
            ___X__: No

7.    Statement of Unpaid Professional Fees (Post-Petition Only):

             -------------------------------------------------------------------
                                               Type            Post-Petition
                Name of Professional       Professional        Unpaid Total
             -------------------------------------------------------------------

             Pachuiski Stang Ziehl
              Young & Jones                   Attorney             None

             -------------------------------------------------------------------

8. Narrative Report of Significant Events And Events Out Of The Ordinary Course Of Business:

9. Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)

----------------------------------------------------------------------------------------------------------------
                    Quarterly
   Quarterly       Disbursements       Quarterly                                                   Quarterly
 Period Ending      for Quarter           Fee        Date Paid     Amount Paid     Check No.     Fee Still Owing
----------------------------------------------------------------------------------------------------------------

    6/30/2000     $660.00             $250.00                                                     $250.

----------------------------------------------------------------------------------------------------------------

I, Alex Corbett - CFO, declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.


Dated 10-11-00    Signed /s/ Alex Corbett
      --------           -------------------------

SCHEDULE A

                            SNIG, BIG, SNIA and SNIS
                             Schedule of Operations
                         One Month ending June 30, 2000
                                   (unaudited)

(In thousands)
                                                                                                                      Consolidated
                                                    SNIG          BIG           SNIA          SNIS      Elimination      Total
                                                  --------      --------      --------      --------   -------------    --------
Revenues:

Commission Income                                 $     --      $     --      $    720      $  1,706      $     --      $  2,426

Net investment Income                                   10            19            --            96            --           125
                                                  --------      --------      --------      --------      --------      --------
   Total Revenues                                       10            19           720         1,802            --         2,551
                                                  --------      --------      --------      --------      --------      --------
Expenses

Interest Expense                                     1,127            --            --            --            --         1,127

General and administrative
   Other                                                44            --           105           161            --           310
                                                  --------      --------      --------      --------      --------      --------
   Total Expenses                                    1,171            --           105           161            --         1,437
                                                  --------      --------      --------      --------      --------      --------

Income (loss) before income taxes and preferred
   securities dividends and accretion               (1,161)           19           615         1,641            --         1,114

Income tax (benefit) expense                            61            --            --            --            --            61
                                                  --------      --------      --------      --------      --------      --------
Income (loss) before preferred securities
   dividends and accretion                          (1,222)           19           615         1,641            --         1,053

Preferred securities dividends and accretion          (997)           --            --            --            --          (997)

Expenses not related to business operations:
   Legal and Professional Fees                        (320)           --            --            --            --          (320)
   Other non-operating expenses                         --            --            --            --            --            --
                                                  --------      --------      --------      --------      --------      --------
                                                    (2,539)           19           615         1,641            --          (264)

Equity in income (loss) from subsidiaries            2,283         2,264            --            --        (4,539)            8
                                                  --------      --------      --------      --------      --------      --------
   Net (Loss) Income                              $   (256)     $  2,283      $    615      $  1,641      $ (4,539)     $   (256)
                                                  ========      ========      ========      ========      ========      ========

                                                                      SCHEDULE B

Superior National Insurance Group, Inc. in Bankruptcy
Debtor in Possession Operating Report No. 1
Aging of Accounts Payable and Receivable - 2
As of June 30, 2000


Superior National Insurance Group
                                               --------------------------------------      -------------------------------------
                                                         Non-Intercompany Accounts                    Intercompany Accounts
                                               --------------------------------------      -------------------------------------
                                               Accounts Payable   Accounts Receivable      Accounts Payable  Accounts Receivable
                                               --------------------------------------      -------------------------------------
Current  Under 30 days                               5,511,317                 25,000                    --              934,609
Overdue  31-60 days                                  3,580,652                 10,000                     1                   --
Overdue  61-90 days                                         --                 40,000                    --            3,080,486
Overdue  91-120 days                                        --                 35,000                    --            1,585,540
Overdue  121+ days                                          --                582,158                    --            4,593,642
                                               --------------------------------------      -------------------------------------
Total                                               $9,092,169            $   672,158            $        1          $10,174,278
                                               --------------------------------------      -------------------------------------
Business Insurance Group
                                               --------------------------------------      -------------------------------------
                                                         Non-Intercompany Accounts                    Intercompany Accounts
                                               --------------------------------------      -------------------------------------
                                               Accounts Payable   Accounts Receivable      Accounts Payable  Accounts Receivable
                                               --------------------------------------      -------------------------------------
Current  Under 30 days                                  16,227                 98,812                    --                   --
Overdue 31-60 days                                         215                 29,524                    --                    1
Overdue  61-90 days                                         --                  3,058                    --                   --
Overdue  91-120 days                                    18,770                     --                    --                   --
Overdue  121+ days                                          --                617,144                    --           14,951,591
                                               --------------------------------------      -------------------------------------
Total                                               $   35,212            $   748,538            $       --          $14,951,592
                                               --------------------------------------      -------------------------------------
Superior National Insurance Services
                                               --------------------------------------      -------------------------------------
                                                         Non-Intercompany Accounts                    Intercompany Accounts
                                               --------------------------------------      -------------------------------------
                                               Accounts Payable   Accounts Receivable      Accounts Payable  Accounts Receivable
                                               --------------------------------------      -------------------------------------
Current  Under 30 days                               5,900,339              2,718,937                73,517              201,832
Overdue  31-60 days                                  6,919,785              2,015,904                    --                   --
Overdue  61-90 days                                         --              3,406,140                    --                8,594
Overdue  91-120 days                                        --              2,339,677                    --               14,903
Overdue  121+ days                                          --              5,868,562                    --              303,520
                                               --------------------------------------      -------------------------------------
Total                                              $12,820,104            $17,349,421            $   73,517          $   526,849
                                               --------------------------------------      -------------------------------------
Superior National Insurance Administrators
                                               --------------------------------------      -------------------------------------
                                                         Non-Intercompany Accounts                    Intercompany Accounts
                                               --------------------------------------      -------------------------------------
                                               Accounts Payable   Accounts Receivable      Accounts Payable  Accounts Receivable
                                               --------------------------------------      -------------------------------------
Current  Under 30 days                                  19,661              1,220,544               933,167                   --
Overdue  31-60 days                                    744,858              1,505,241                    --                   --
Overdue  61-90 days                                         --              2,104,118                    --                   --
Overdue  91-120 days                                        --              2,456,479                    --                8,079
Overdue  121+ days                                          --              4,835,723                    --               88,665
                                               --------------------------------------      -------------------------------------
Total                                               $  764,519            $12,122,104            $  933,167          $    96,744
                                               --------------------------------------      -------------------------------------
Consolidated
                                               --------------------------------------      -------------------------------------
                                                         Non-Intercompany Accounts                    Intercompany Accounts
                                               --------------------------------------      -------------------------------------
                                               Accounts Payable   Accounts Receivable      Accounts Payable  Accounts Receivable
                                               --------------------------------------      -------------------------------------
Current  Under 30 days                              11,447,544              4,083,293             1,006,684            1,136,441
Overdue  31-60 days                                 11,245,690              3,560,669                     1                    1
Overdue  61-90 days                                         --              5,553,316                    --            3,087,080
Overdue  91-120 days                                    18,770              4,831,356                    --            1,586,521
Overdue  121+ days                                          --             12,883,588                    --           19,947,418
                                               --------------------------------------      -------------------------------------
Total                                              $22,712,004            $30,892,221            $1,006,685          $25,759,462
                                               --------------------------------------      -------------------------------------

SCHEDULE C
JUNE 30, 2000

SNIG

3. Statement of Status of Payments to Secured Creditors and Lessors:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Post-Petition
                                         Frequency of                                                         Payments Not Made
                                         Payments per     Amount of                                      ---------------------------
         Creditor/Lessor                Lease/Contract   Each Payment            Next Payment Due              Number         Amount
------------------------------------------------------------------------------------------------------------------------------------
BancBoston Leasing Inc. /
 Fleet Capital Leasing                     Monthly       $235,337.00                07/01/00                   2        $44,443.56
Bemiston Tower, Inc. PM Realty Advisor     Monthly       $  5,111.33                08/01/00                 None
Citizens Leasing Corporation               Monthly       See BIG's schedule for details
Dell Financial Services                    Monthly       $  8,264.07                07/20/00              See Note A
Equity Office Properties                   Monthly       $ 20,026.42                08/01/00                 None
HQ Boca Raton                                N/A             N/A                      N/A                    N/A
IKON Office Solutions Inc. / IOS Capital   Monthly          Various                 Various               See Note B
Kilroy Realty Corp.                        Monthly       $153,583.82                07/01/00                 None
Neopost                                    Monthly          Various                 Various               See Note B
Pitney Bowes Credit Corp.                  Monthly          Various                 Various               See Note B
Sharp Electronics Credit Co.               Monthly       $    350.33                08/01/00                 None
Stringer Business Systems Inc.             Monthly          Various                 Various               See Note B
Tiger Ventura County                       Monthly       $ 16,795.17                08/01/00                 None
Toshiba America Information Sys.           Monthly          Various                 Various               See Note B
Zodiac Development                         Monthly       $  9,454.31                08/01/00                 None
------------------------------------------------------------------------------------------------------------------------------------

Note A: Payments on various Dell leases have been paid on a monthly basis; however, due to billing discrepancies the actual amounts paid are being confirmed with Dell Financial Services.
Note B: Various copier and postal equipment lease payment history is presently being researched.

BIG

3. Statement of Status of Payments to Secured Creditors and Lessors:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Post-Petition
                                         Frequency of                                                         Payments Not Made
                                         Payments per     Amount of                                      ---------------------------
      Creditor/Lessor                   Lease/Contract   Each Payment            Next Payment Due              Number         Amount
------------------------------------------------------------------------------------------------------------------------------------
Citizens Leasing Corporation              Monthly        $206,798.26                07/01/00                    None
Colony Realty                               N/A              N/A                      N/A                       N/A
Dell Financial Services                   Monthly        $ 48,476.06                07/15/00                 See Note A
Filenet Corporation - lease was sold
 to Principal Management                    N/A              N/A                      N/A                       N/A
Kaiser-Francis Oil Company                Monthly        $  3,778.00                08/01/00                    None
Mack Cali Realty /
  500 Columbia Tpk Assoc. LLC             Monthly        $  9,245.77                08/01/00                    None
Principal Management Corporation /
 GCI CAPITAL, INC.                        Monthly        $ 30,827.28                07/01/00                    None
Service Resource Industries /
 Wall Street Office Business, Inc.        Monthly        $  4,230.00           No more pmts due                 None
SP Environmental Systems /
  Union Pacific RR Co.                    Monthly        $ 12,465.16                08/01/00                    None
Transwestern CG Partner                   Monthly        $  5,908.75                08/01/00                    None
US Orthopedic                             Sublease of Union Pacific RR Co.
Woodland III Holdings, LLC                  N/A              N/A                      N/A                        N/A
------------------------------------------------------------------------------------------------------------------------------------

Note A: Payments on various Dell leases have been paid on a monthly basis;
        however, due to billing discrepancies the actual amounts paid are being confirmed with Dell Financial Services.

Superior National Insurance Group, Inc. in Bankruptcy                 SCHEDULE D
Debtor in Possession Operating Report No. 1
Insurance Coverage - 5
As of June 30, 2000

-----------------------------------------------------------------------------------------------------------------------------
                                                                                 Amount of    Policy       Premium Paid
State          Carrier                  Agent                                    Coverage    Exp Date        Thru Date
-----------------------------------------------------------------------------------------------------------------------------
Arizona         Liberty Mutual Group     Di Buduo & De Fendis Insurance Group     Statutory   12-Jul-01      30-Jun-00
Arkansas        Liberty Mutual Group     Di Buduo & De Fendis Insurance Group     Statutory   12-Jul-01      30-Jun-00
California      State Compensation
                 Insurance Fund          Di Buduo & De Fendis Insurance Group     Statutory   01-Jun-01      30-Jun-00
Colorado        Pinnacol Assurance       Di Buduo & De Fendis Insurance Group     Statutory   01-Jun-01      30-Jun-00
Florida         Florida W/C Joint
                 Underwriting
                 Association, Inc.       Di Buduo & De Fendis Insurance Group     Statutory   09-Jun-01      30-Jun-00
Georgia         Liberty Mutual Group     Di Buduo & De Fendis Insurance Group     Statutory   12-Jul-01      30-Jun-00
Illinois        Liberty Mutual Group     Di Buduo & De Fendis Insurance Group     Statutory   12-Jul-01      30-Jun-00
Indiana         Liberty Mutual Group     Di Buduo & De Fendis Insurance Group     Statutory   13-Jul-01      30-Jun-00
Kansas          Travelers Insurance
                 Company                 Di Buduo & De Fendis Insurance Group     Statutory   11-Aug-01      30-Jun-00
Louisiana       Louisiana W/C
                 Corporation             Di Buduo & De Fendis Insurance Group     Statutory   31-May-01      30-Jun-00
Missouri        Travelers Property &
                 Casualty                Di Buduo & De Fendis Insurance Group     Statutory   02-Jun-01      30-Jun-00
New Jersey      Granite State Insurance
                 Company                 Di Buduo & De Fendis Insurance Group     Statutory   02-Jun-01      30-Jun-00
New Mexico      New Mexico Mutual
                 Casualty Company        Di Buduo & De Fendis Insurance Group     Statutory   03-Jun-01      30-Jun-00
New York        The Sisle Insurance
                 Fund (N.Y.)             Di Buduo & De Fendis Insurance Group     Statutory   02-Jun-01      02-Jun-01
Oklahoma        State Insurance Fund     Di Buduo & De Fendis Insurance Group     Statutory   01-Jul-01      01-Jul-01
Oregon          Liberty Northwest
                 Insurance Corporation   Di Buduo & De Fendis Insurance Group     Statutory   01-Jul-01      30-Jun-00
Pennsylvania    State Workmens'
                 Insurance Fund          Di Buduo & De Fendis Insurance Group     Statutory   03-Jun-01      03-Jun-01
Tennessee       The Cincinnati
                 Insurance Companies     Di Buduo & De Fendis Insurance Group     Statutory   02-Jun-01      30-Jun-00
Texas           Texas W/C Insurance
                 Fund                    Di Buduo & De Fendis Insurance Group     Statutory   16-Jul-01      01-Jun-01
Utah            Workers' Compensation
                 Fund of Utah            Di Buduo & De Fendis Insurance Group     Statutory   03-Jun-01      03-Jun-01
Wisconsin       Tri-State Insurance
                 Company of Minnesota    Di Buduo & De Fendis Insurance Group     Statutory   03-Jun-01      03-Jun-01
New Jersey      Centre Insurance
                 Company                 Di Buduo & De Fendis Insurance Group     Statutory   01-Jun-00      01-Jun-00
All Other State Centre Insurance
                 Company                 Di Buduo & De Fendis Insurance Group     Statutory   01-Jun-00      01-Jun-00

Note: Within all of the policies identified above the following entities are covered for Workers' Compensation: SNIG, BIG, SNIA, and SNIS.

June 30, 200                                                          Schedule E

                                                                                                         Policy Exp.   Premium paid
Company                   Agent                Type of Insurance                Amount of Coverage           Date        thru date
-------                   -----                -----------------                ------------------       -----------   -----------
SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis   Commercial General Liability
                                                 Package
                                                 General Liability              $1 million per occurence    10/1/00       10/1/00
                                                                                $2 million aggregate
                                                Advertising Injury              $1 million
                                                Employee Benefit Liability      $1 million per claim
                                                                                $2 million aggregate

SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis    Automobile
                                                 Liability                      $1 million                   12/10/00      12/10/00
                                                 Medical                        $5,000
                                                 Uninsured Motorist             $500,000
                                                 Physical Damage                Actual value less $500
                                                                                 deductible

SNIG, BIG, SNIS, & SNIA   Carpenter Moore      Directors & Officers  (run-off)
                                                Reliance                        $5,000,000                   5/1/03        5/1/03
                                                Lloyd's of London               $5,000,000 xs $5,000,000
                                                Gulf Insurance Company          $10,000,000 xs $10,000,000
                                                Executive Risk Indemnity        $10,000,000 xs $20,000,000
                                                Philadelphia Indemnity          $10,000,000 xs $30,000,000

SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis  Employer Practice Liability       $1 million per loss          12/10/00      12/10/00
                                                                                 & in the aggregate

SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis  Fiduciary Liability               $5 million per loss          12/10/00      12/10/00
                                                                                 & in the aggregate

SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis  Fidelity Bond                     $5 million                   12/10/00      12/10/00

SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis  Commercial Umbrella               $20 million per occurence    12/10/00      12/10/00
                                                                                $20 million aggregate

SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis  Excess Liability                  $10 million per occurence    12/10/00      12/10/00
                                                                                $10 million aggregate

SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis  Difference in Condition           $10 million per occurrence   12/10/00      12/10/00
                                                                                $10 million aggregate
                                                                                *$25,000 deductible, minimum
                                                                                and 5% of total insurable property

SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis  Difference in Condition           $10 million                  12/10/00      12/10/00
                                              Excess

SNIG, BIG, SNIS, & SNIA   DiBudio & DeFendis  Accident Policy                   $1 million to $3 million      1/1/01        1/1/01
                                              (Life/Travel)                     (depends on rank of officer)

BIG only                  DiBudio & DeFendis  Professional Liability Run Off    $10 million per loss         12/10/00      12/10/00
                                              BIG companies only/acts b/f       & in the aggregate
                                              12-10-99
                                              * $500,000 deductible